UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS

SIGNATURE

ITEM 8.01     OTHER EVENTS

The Annual Meeting of Stockholders (“Annual Meeting”) of  Salem Communications Corporation (“Salem”) was held on May 24, 2006.   At the Annual Meeting, proposal number 2 to amend the Salem’s Amended and Restated 1999 Stock Incentive Plan (the “Plan”) to: (a) eliminate the requirement that the re-pricing of options issued under the Plan be approved by the duly authorized vote of a majority of all outstanding Salem shares, and (b) permit Salem to make loans to qualified persons granted options under the Plan for the purpose of exercising granted options, was defeated by a duly authorized vote of Salem’s stockholders as follows: 3,398,465 votes for, 69,911,244 votes against, 2,500 abstentions, and 637,935 broker no votes.

 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: May 26, 2006
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President - Accounting and Finance